                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):
August 14, 2002 (July 31, 2002)



                            NORTHWEST INDIANA BANCORP
             (Exact name of registrant as specified in its charter)


    Indiana                       000-26128                    35-1927981
(State or other                 (Commission                  (IRS Employer
jurisdiction of                 File Number)                 Identification No.)
incorporation)


                              9204 Columbia Avenue
                             Munster, Indiana 46321
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (219) 836-9690


                                       N/A
          (Former name or former address, if changed since last report)
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Item 9. Regulation FD Disclosure

         Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the chief executive officers and chief financial officers of public companies must make certain certifications regarding each periodic report containing financial statements that is filed with the Securities and Exchange Commission under Section 13(a) or 15(d) of the Securities Exchange Act of 1934. On July 31, 2002, the Company filed its Quarterly Report on Form 10-Q for the quarterly period ending June 30, 2002 (the "10-Q"). The 10-Q certifications of the Company's chief executive officer and chief financial officer are furnished herewith as Exhibits 99.1 and 99.2, respectively, and are hereby incorporated into this Item 9.

         Exhibit
         Number       Description
         ------       -----------

          99.1 Certification of the Chief Executive Officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

          99.2 Certification of the Chief Financial Officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.



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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: August 14, 2002


                                          NORTHWEST INDIANA BANCORP


                                          By:     /s/ David A. Bochnowski
                                              ----------------------------------
                                              Name: David A. Bochnowski
                                              Title: Chairman of the Board and
                                                         Chief Executive Officer



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                                INDEX TO EXHIBITS


         Exhibit
         Number       Description
         ------       -----------

          99.1 Certification of the Chief Executive Officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

          99.2 Certification of the Chief Financial Officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.



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